FOR IMMEDIATE RELEASE


CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 302-2000
nekern@claruscorp.com

                          CLARUS ANNOUNCES 2003 RESULTS

GREENWICH, CONNECTICUT--MARCH 10, 2004-- Clarus Corporation (Nasdaq: CLRS) today announced financial results for the quarter and fiscal year ended December 31, 2003. Clarus reported revenues of $27,000 for the fourth quarter of 2003 and $130,000 for the fiscal year ended December 31, 2003 from the recognition of deferred software service fees, compared to $1.0 million and $9.0 million during the comparable periods of 2002. Net loss for the fourth quarter of 2003 was $205,000 or $0.01 per diluted share compared to a net loss of $6.8 million or $0.43 per diluted share during the comparable period of 2002. Net loss for the fiscal year ended December 31, 2003 was $4.3 million or $0.27 per diluted share compared to a net loss of $37.8 million or $2.42 per diluted share during the comparable period of 2002. As of December 31, 2003, Clarus' cash, cash equivalents and marketable securities were $88.7 million (or $5.34 gross cash per share(1)) compared to $95.1 million as of December 31, 2002. Clarus currently has available approximately $134.0 million of net operating losses, capital losses and other U.S. and foreign tax credit carryforwards to offset taxable income that Clarus may recognize in the future, subject to limitations of applicable tax laws.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "We continue our efforts to identify and evaluate suitable acquisition and merger opportunities as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available. Separately, we are pleased with the progress we have made so far in controlling Clarus' cash expenditure rate and managing administrative and professional expenses."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless and until the Company consummates an acquisition in connection with its redeployment strategy. At such time, the Company plans to resume holding quarterly conference calls to review earnings and Clarus' operating performance.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

--------------

(1) Gross cash per share at December 31, 2003 equals cash, cash equivalents and marketable securities of $88.7 million divided by 16.6 million common shares outstanding. The Company has provided this Non-GAAP measure because it believes that it is useful to investors assessing the extent of the Company's assets available for redeployment. The Company is not aware of any comparable GAAP measure.

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our inability to execute successfully our planned effort to redeploy our assets to enhance stockholder value, the unavailability of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted as a result of the year end audit. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statement contained herein.

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Factors That May Affect Our Future Results" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at the SEC's web site at http://www.sec.gov.

                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                              ASSETS

                                                                                                       2003             2002
                                                                                                       ----             ----
CURRENT ASSETS:
    Cash and cash equivalents...................................................................    $ 15,045         $ 42,225
    Marketable securities.......................................................................      73,685           52,885
    Accounts receivable, less allowance for doubtful accounts of $0 and $586 in
       2003 and 2002, respectively..............................................................          --              467
    Interest receivable.........................................................................         507              573
    Prepaids and other current assets...........................................................         132              689
    Assets held for sale........................................................................          --               48
                                                                                                    --------         --------
       Total current assets.....................................................................      89,369           96,887
                                                                                                    --------         --------

PROPERTY AND EQUIPMENT, NET ....................................................................          38              809
                                                                                                    --------         --------

OTHER ASSETS:

    Deposits and other long-term assets ........................................................          38               68
                                                                                                    --------         --------
       Total assets.............................................................................    $ 89,445         $ 97,764
                                                                                                    ========         ========


                               LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities....................................................     $ 1,520          $ 1,936
    Deferred revenue............................................................................       1,106            1,248
    Current portion of long-term debt...........................................................          --            5,000
    Liabilities to be assumed related to assets held for sale...................................          --              220
                                                                                                    --------         --------

       Total current liabilities................................................................       2,626            8,404
                                                                                                    --------         --------

       Total liabilities........................................................................       2,626            8,404
                                                                                                    --------         --------

STOCKHOLDERS' EQUITY:
    Preferred stock, $.0001 par value; 5,000,000 shares authorized; none issued.................          --               --
    Common stock, $.0001 par value; 100,000,000 shares authorized;
         16,649,048 and 15,762,707 shares issued and 16,574,048 and 15,687,707 outstanding in
         2003 and 2002, respectively.............................................................          2                2
    Additional paid-in capital..................................................................     367,031          361,715
    Accumulated deficit.........................................................................    (276,767)        (272,436)
    Less treasury stock, 75,000 shares at cost..................................................          (2)              (2)
    Accumulated other comprehensive income (loss)...............................................         (17)             146
    Deferred compensation.......................................................................      (3,428)             (65)
                                                                                                    --------         --------

       Total stockholders' equity...............................................................      86,819           89,360
                                                                                                    --------         --------

       Total liabilities and stockholders' equity...............................................    $ 89,445         $ 97,764
                                                                                                    ========         ========

                               CLARUS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                             THREE MONTHS                 YEARS ENDED
                                                                          ENDED DECEMBER 31,              DECEMBER 31,
                                                                     --------------------------     -------------------------
                                                                       2003            2002            2003           2002
                                                                       ----            ----            ----           ----
REVENUES:
 License fees......................................................   $    --        $     159       $     --      $   2,808
 Services fees.....................................................        27              874            130          6,226
                                                                     --------------------------     -------------------------
  Total revenues...................................................        27            1,033            130          9,034

COST OF REVENUES:
 License fees......................................................        --                5             --             26
 Services fees.....................................................        --              689             --          5,498
                                                                     --------------------------     -------------------------
  Total cost of revenues...........................................        --              694             --          5,524

OPERATING EXPENSES:
 Research and development..........................................        --              826             --          7,263
 Sales and marketing...............................................        --              239             --          7,938
 General and administrative........................................       725            4,601          4,986         12,574
 Provision for doubtful accounts ..................................        --             (263)            18           (560)
 Loss on impairment of goodwill and intangible assets..............        --               --             --         10,360
 Loss on sale or disposal of assets................................        36            1,748             36          1,748
 Depreciation and amortization.....................................        --              384            762          4,243
                                                                     --------------------------     -------------------------
  Total operating expenses.........................................       761            7,535          5,802         43,566

OPERATING LOSS.....................................................      (734)          (7,196)        (5,672)       (40,056)
OTHER INCOME.......................................................       267                1            169             27
INTEREST INCOME....................................................       262              455          1,238          2,441
INTEREST EXPENSE...................................................        --              (56)           (66)          (225)
                                                                     --------------------------     -------------------------
 NET LOSS..........................................................   $  (205)       $  (6,796)      $ (4,331)     $ (37,813)
                                                                     ==========================     =========================

 Net loss per common share:
  Basic............................................................   $ (0.01)       $   (0.43)      $  (0.27)     $   (2.42)
  Diluted..........................................................   $ (0.01)       $   (0.43)      $  (0.27)     $   (2.42)

 Weighted average shares outstanding:
  Basic............................................................    16,021           15,630         15,905         15,615
  Diluted..........................................................    16,021           15,630         15,905         15,615

                               CLARUS CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)



                                                                                          2003            2002
                                                                                          ----            ----
OPERATING ACTIVITIES:
Net loss.............................................................................  $  (4,331)      $ (37,813)
Adjustments to reconcile net loss to net cash used in operating activities:..........
  Depreciation and amortization of property and equipment............................        762           3,788
  Amortization of intangible assets..................................................         --             455
  Loss on impairment of intangible assets............................................         --          10,360
  Gain on sale of marketable securities and other....................................         --             (15)
  Provision for doubtful accounts....................................................         18            (560)
  Noncash sales and marketing expense................................................         --             450
  Noncash charge due to modification of stock options................................         --             500
  Amortization of deferred employee compensation plans...............................        287              --
  Gain on sale of e-commerce assets to Epicor........................................         --            (514)
  Loss on sale or disposal of property and equipment.................................         36           2,262
  Changes in operating assets and liabilities:
    Accounts receivable..............................................................        449           2,618
    Interest receivable, prepaids and other current assets..........................         623           1,203
    Assets held for sale.............................................................         48              --
    Deposits and other long-term assets..............................................         30             420
    Accounts payable and accrued liabilities.........................................       (416)         (4,539)
    Deferred revenue.................................................................       (142)         (5,738)
    Liabilities to be assumed........................................................       (220)             --
    Other long-term liabilities......................................................         --            (265)
                                                                                       ---------       ---------
     Net cash (used in) operating activities.........................................     (2,856)        (27,388)
                                                                                       ---------       ---------
INVESTING ACTIVITIES:
  Purchase of marketable securities..................................................   (117,881)       (123,611)
  Proceeds from the sale and maturity of marketable securities.......................     96,918         135,860
  Purchase of property and equipment.................................................        (38)           (182)
  Proceeds from sale of investment...................................................         --             200
  Proceeds from sale of assets.......................................................         --           1,000
  Proceeds from sale of property and equipment.......................................         11             189
                                                                                       ---------       ---------
     Net cash provided by (used in) investing activities.............................    (20,990)         13,456

FINANCING ACTIVITIES:
  Proceeds from the exercise of stock options........................................      1,656             400
  Proceeds from issuance of common stock related to employee stock
        purchase plans...............................................................         10             119
  Repayment of long-term debt........................................................     (5,000)             --
                                                                                       ---------       ---------
     Net cash provided by (used in) financing activities.............................     (3,334)            519
                                                                                       ---------       ---------

Effect of exchange rate change on cash...............................................         --              10
CHANGE IN CASH AND CASH EQUIVALENTS..................................................    (27,180)        (13,403)
CASH AND CASH EQUIVALENTS, beginning of year.........................................     42,225          55,628
                                                                                       ---------       ---------
CASH AND CASH EQUIVALENTS, end of year...............................................  $  15,045       $  42,225
                                                                                       =========       =========

SUPPLEMENTAL CASH FLOW DISCLOSURE:
Cash paid for interest...............................................................  $      --       $     225
                                                                                       =========       =========

NONCASH TRANSACTIONS:
Retirement of 7,500 shares related to the termination of a sales and
  marketing agreement................................................................  $      --       $      39

Grant of Restricted Stock............................................................  $   2,680       $      --